EQ ADVISORS TRUSTSM

EQ/Invesco Global Portfolio

SUPPLEMENT DATED DECEMBER 1, 2022 TO THE PROSPECTUS DATED MAY 1, 2022, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2022, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain this document, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download this document at the Trust’s website at www.equitable-funds.com.

The purpose of this Supplement is to provide you with information regarding a change to the benchmark for the EQ/Invesco Global Portfolio (“Portfolio”).

Effective December 1, 2022, the MSCI ACWI Growth (Net) Index will replace the MSCI ACWI (Net) Index as the Portfolio’s benchmark. The Portfolio’s Adviser believes that the MSCI ACWI Growth (Net) Index is more relevant to the Portfolio’s investment strategies and provides a better comparison for the Portfolio’s performance.

The section of the Prospectus entitled “More information on strategies, risks, benchmarks and underlying ETFs” — “Benchmarks and other Indexes” is revised to include the following:

Morgan Stanley Capital International (MSCI) ACWI Growth (Net) Index captures large and mid-cap securities exhibiting overall growth style characteristics across 23 developed markets countries and 24 emerging markets countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward earnings per share (“EPS”) growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend.

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